_______________________________________________________________________________
_______________________________________________________________________________


                         SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549


                                      FORM 8-K


                                   CURRENT REPORT


                         Pursuant to Section 13 or 15(d) of

                        the Securities Exchange Act of 1934

                          Date of Report (Date of earliest
                                  event reported):
                                   June 24, 1998



                           PACIFIC PHARMACEUTICALS, INC.
               ------------------------------------------------------
               (Exact name of registrant as specified in its charter)


                                      Delaware
                   ----------------------------------------------
                   (State or other jurisdiction of incorporation)

             1-9613                                  36-3258753
    ------------------------            ------------------------------------
    (Commission File Number)            (IRS Employer Identification Number)


                                6730 Mesa Ridge Rd.

                                      Suite A
                                San Diego, California 92121
                 ---------------------------------------------------
                 (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code:  (619) 550-3900
                                                             --------------

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Item 5.  Other Events.

On June 24, 1998, Pacific Pharmaceuticals, Inc. (the "Company") received notice from the American Stock Exchange ("AMEX") that Amex intends to take action to remove the Company's Common stock from the AMEX because the Company no longer satisfies all of the financial guidelines of the AMEX for continued listing. The Company issued a news release dated June 25, 1998 announcing that the Company will exercise its right to appeal to the Board of Governors of AMEX the decision to remove the Company's Common Stock from the AMEX. There can be no assurance that the appeal by the Company will be successful, and that the listing will be continued. The Company is taking measures to ensure that in the event of an unsuccessful appeal, an orderly transition will occur and that its Common Stock will commence trading on the Electronic Bulletin Board.

The Board of Directors of the Company has formed a Strategic Committee consisting of H. Laurence Shaw, Jack H. Halperin and Michael S. Weiss. The Strategic Committee will address issues in connection with the AMEX action and the Company's appeal thereof, and will continue to explore opportunities to enhance shareholder value, including financing and strategic alliance options, business combinations, and the continuation of growing the Company according to its current business plan. There can be no assurance that any opportunities will be available or any transactions consummated on favorable terms.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


(c)  EXHIBITS.  The following exhibit accompanies this Report:

     EXHIBIT
     NUMBER                        EXHIBIT DESCRIPTION
     -------                       -------------------
     99.61               News release dated June 25, 1998 announcing that the
                         Company will exercise its right to appeal to the Board
                         of Governors of the AMEX the decision to remove the
                         Company's Common Stock from the AMEX.


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PACIFIC PHARMACEUTICALS, INC.

                              By: /s/ James Hertzog
                                  ---------------------
                              James Hertzog
Date: June 26, 1998           Controller-Principal Accounting Officer




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
                                INDEX TO EXHIBITS

     EXHIBIT                                                      SEQUENTIALLY
      NUMBER                  DESCRIPTION OF EXHIBIT              NUMBERED PAGE
     -------                  ----------------------              -------------
       99.61       News release dated June 25, 1998 announcing
                   that the Company will exercise its right to
                   appeal to the Board of Governors of the
                   AMEX the decision to remove the Company's
                   Common Stock from the AMEX.


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